UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2011 (April 5, 2011)

ABERCROMBIE & FITCH CO.
(Exact name of registrant as specified in its charter)

Delaware	1-12107	31-1469076
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6301 Fitch Path, New Albany, Ohio	43054
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (614) 283-6500

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On April 5, 2011, Abercrombie & Fitch Co. (the “Registrant”) hosted an investor day at its campus in New Albany, Ohio. A copy of the transcript of the investor presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. In connection with the April 5, 2011 investor day, the Registrant has made available on its website an investor presentation. The investor presentation, which is available under the “Investor Presentations” tab in the “Investors” section of the Registrant’s website, located at www.abercrombie.com, is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a) through (c) Not applicable.

(d) Exhibits:

The following exhibits are furnished with this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Transcript of investor presentation made by management of Abercrombie & Fitch Co. on April 5, 2011

99.2	Investor presentation made available by Abercrombie & Fitch Co. on April 5, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABERCROMBIE & FITCH CO.

Dated: April 7, 2011

By: /s/ Jonathan E. Ramsden
       Jonathan E. Ramsden
       Executive Vice President and Chief Financial
       Officer

INDEX TO EXHIBITS

Current Report on Form 8-K
Dated April 7, 2011
Abercrombie & Fitch Co.

Exhibit No.	Description

99.1	Transcript of investor presentation made by management of Abercrombie & Fitch Co. on April 5, 2011

99.2	Investor presentation made available by Abercrombie & Fitch Co. on April 5, 2011